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                                                                    EXHIBIT 10.4


                                   ROXIO, INC.

                            2001 DIRECTOR OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                All options granted hereunder shall be nonstatutory stock options.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                (a)     "BOARD" means the Board of Directors of the Company.

                (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                (c)     "COMMON STOCK" means the common stock of the Company.

                (d)     "COMPANY" means Roxio, Inc., a Delaware corporation.

                (e)     "DIRECTOR" means a member of the Board.

                (f) "DISABILITY" means total and permanent disability as defined in section 22(e)(3) of the Code.

                (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall
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be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (j)     "INSIDE DIRECTOR" means a Director who is an Employee.

                (k) "OPTION" means a stock option granted pursuant to the Plan.

                (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

                (m)     "OPTIONEE" means a Director who holds an Option.

                (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

                (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (p)     "PLAN" means this 2001 Director Option Plan.

                (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.     ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

                (a) PROCEDURE FOR GRANTS. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

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                        (ii)    Each Outside Director shall be automatically
granted an Option to purchase 25,000 Shares (and, in the case of the chairman of the Board, the chairman of the compensation committee of the Board and the chairman of the audit committee of the Board the grant of an Option will be an Option to purchase 30,000 Shares not 25,000 Shares) (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                        (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (and, in the case of the chairman of the Board, the chairman of the compensation committee of the Board and the chairman of the audit committee of the Board the grant of an Option will be an Option to purchase 15,000 Shares not 10,000 Shares) (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                        (iv)    Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                        (v) The terms of a First Option granted hereunder shall be as follows:

                                (A)     the term of the First Option shall be
ten (10) years.

                                (B)     the First Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                (C)     the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the First
Option.

                                (D)     subject to Section 10 hereof, the First
Option shall be exercisable cumulatively as follows: 6.25% of the Shares subject to the First Option shall become exercisable at the end of each three (3) month period commencing on the date the Option was granted, provided that the Optionee continues to serve as a Director on such dates.

                        (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                                (A)     the term of the Subsequent Option shall
be ten (10) years.

                                (B)     the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

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                                (C)     the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                                (D)     subject to Section 10 hereof, the
Subsequent Option shall be exercisable cumulatively as follows: 6.25% of the Shares subject to the Subsequent Option shall become exercisable at the end of each three (3) month period commencing on the date the Option was granted, provided that the Optionee continues to serve as a Director on such dates.

                        (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

                The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

         8.     EXERCISE OF OPTION.

                (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

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                        An Option may not be exercised for a fraction of a
Share.

                        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (c) DISABILITY OF OPTIONEE. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (d) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within six months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

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         9.     NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                (c) MERGER OR ASSET SALE. In the event of a "Change of Control" of the Company, as defined in paragraph (d) below, any Options outstanding upon the date of such Change of Control that are not yet exercisable and vested on such date shall immediately become one hundred percent (100%) vested and exercisable.

                (d)     DEFINITION OF "CHANGE OF CONTROL". For purposes of this
Section 10, a "Change of Control" means the occurrence of any of the following:

                        (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                        (ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or
(B) are elected, or nominated for election, to the Board with the affirmative votes of

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at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

                        (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                        (iv) The consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

                (e) GOLDEN PARACHUTE EXCISE TAX VESTING ACCELERATION LIMITATION. Notwithstanding any other provision of this Plan, in the event that the vesting acceleration provided for in this Plan or amounts or benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) but for this Section 10(e) would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Optionee's accelerated vesting hereunder shall be either

                        (i)     made in full, or

                        (ii) made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax,

         whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Optionee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Optionee otherwise agree in writing, any determination required under this
Section 10(e) shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the Change of Control (the "Accountants"). In the event of a reduction in benefits hereunder, the Optionee shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this Section 10(e), the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 10(e).

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         11.    AMENDMENT AND TERMINATION OF THE PLAN.

                (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder

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approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

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